Filed Pursuant to Rule 497(a)

File No. 333-200376

Rule 482 AD

OFS Capital Corporation Announces Pricing of 3,500,000 Shares of Common Stock

Chicago, IL – March 30, 2017 – OFS Capital Corporation (the “Company”) (Nasdaq: OFS) announced today that it has priced an underwritten offering of 3,500,000 shares of its common stock at a public offering price of $14.57 per share. In connection with the offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 525,000 shares of the Company’s common stock. The Company’s investment adviser, OFS Capital Management, LLC (the “Adviser”), has agreed to bear the sales load payable to the underwriters. In addition, the Adviser has agreed to pay the underwriters an additional supplemental payment of $0.25 per share, which reflects the difference between the actual public offering price of $14.57 per share and the net proceeds of $14.82 per share received by the Company in this offering. The closing of the offering is subject to customary closing conditions and is expected to take place on April 4, 2017.

The Company intends to use the net proceeds of the offering for new investments in portfolio companies in accordance with its investment objective and strategies and for general working capital purposes, including to temporarily repay indebtedness (which will be subject to re-borrowing), and other working capital needs. The Company also will pay expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of the offering.

The book-running managers for the offering are Morgan Stanley & Co. LLC, UBS Investment Bank, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC. The lead managers for the offering are Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. The co-managers are Aegis Capital Corp. and National Securities Corporation.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated March 29, 2017, and accompanying prospectus, dated July 1, 2016, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014 , UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, or by telephone: (888) 827-7275, Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone: (800) 831-9146, and J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, New York 11717, Attention: Prospectus Group, telephone: (866) 803-9204.

About OFS Capital Corporation

OFS Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company. OFS Capital's investment objective is to provide stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. OFS Capital invests primarily in privately held middle-market companies in the United States, including lower-middle-market companies, targeting investments of $3 to $20 million in companies with annual EBITDA between $3 million and $50 million. OFS Capital offers flexible solutions through a variety of asset classes including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. OFS Capital's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

SOURCE: OFS Capital Corporation

OFS Capital Corporation

INVESTOR RELATIONS:

Steve Altebrando, 646-652-8473

saltebrando@ofsmanagement.com